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                         SUPPLEMENT DATED MAY 29, 1998
                             TO THE PROSPECTUSES OF
                          THE PARKSTONE GROUP OF FUNDS
                            DATED SEPTEMBER 30, 1997

The "Management of the Funds" section of each prospectus is amended to add the following information about the Investment Adviser.

First of America Bank Corporation ("FABC"), the parent company of FOA, recently completed its merger with National City Corporation ("NCC"), the parent corporation of National City Bank ("National City"). As a result of the merger of FABC into NCC, FOA is a wholly-owned subsidiary of NCC. First of America, investment adviser to the Group, is a wholly-owned subsidiary of FOA.